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                                                                    EXHIBIT 23.2

                        [LETTERHEAD OF MOSS-ADAMS LLP]


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement (1999 Stock Incentive Plan) of Stamps.com Inc. of our report dated March 15, 2000 on the financial statements of iShip.com, Inc. included in the Stamps.com 10-K for the year ended December 31, 1999.

/s/ Moss Adams LLP

Seattle, Washington
July 31, 2000